SUPPLEMENT DATED DECEMBER 3, 2012

TO THE PACIFIC LIFE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Dated December 3, 2012 for the PL Alternative Strategies, PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds and Dated July 1, 2012 for all other Funds

This supplement revises the Pacific Life Funds Statement of Additional Information Dated December 3, 2012 for the PL Alternative Strategies, PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds and Dated July 1, 2012 for all other Funds (SAI), and must be preceded or accompanied by the SAI. Remember to review the SAI for other important information.

PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, and PL High Income Fund:

Effective October 1, 2012, the Advisor Class Service Plan was terminated and the related 0.25% service fee imposed under that plan is eliminated. All references and information relating to the Advisor Class Service Plan are deleted.